SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                              AVALON CAPITAL, INC.
                              --------------------
                 Name of Registrant as Specified In Its Charter

                                       N/A
                                       ---
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1) Title of each class of securities to which transaction applies:




       2) Aggregate number of securities to which transaction applies:




       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):




       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:




[ ]    Fee paid previously with preliminary materials:

[ ]    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:




       2) Form, Schedule or Registration Statement No.:





       3) Filing Party:




       4) Date Filed:

                              AVALON CAPITAL, INC.
                       109 West Union Street, P.O. Box 379
                          Manchester Village, VT 05254


                                December 27, 2001


Dear Stockholder:

       We are pleased to enclose the Notice and Proxy Statement for the Annual Meeting of Stockholders of Avalon Capital, Inc. (the "Fund"), to be held at 10:00 a.m. (E.S.T.) on Monday, January 28, 2002 at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont 05254.

       Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a stockholder. At the Annual Meeting, Fund stockholders will be asked to consider and vote on the following proposals:

       1. To elect one (1) Director to serve until such Director's successor is elected and qualified.

       2. To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof.

       The Directors of the Fund have concluded that the proposals are in the best interests of the Fund and its stockholders and recommend that you vote FOR this proposal, which is described in more detail in the enclosed Proxy Statement.

       We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                   Very truly yours,

                                                   /s/ Daniel E. Hutner
                                                   --------------------
                                                   Daniel E. Hutner
                                                   Chief Executive Officer and
                                                   President

                              AVALON CAPITAL, INC.
                       109 West Union Street, P.O. Box 379
                          Manchester Village, VT 05254
                                 (802) 366-8157




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 28, 2002

TO THE STOCKHOLDERS OF AVALON CAPITAL, INC.:

       NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of AVALON CAPITAL, INC. (the "Fund"), a registered investment company, will be held on January 28, 2002 at 10:00 a.m. (E.S.T.), at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont 05254, for the following purposes:

       1. To elect one (1) Director to serve until such Director's successor is elected and qualified.

       2. To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof.

       The close of business on December 21, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.

       YOUR ATTENTION IS CALLED TO THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD. STOCKHOLDERS ARE ENCOURAGED TO CAREFULLY READ THE PROXY STATEMENT AND VOTE PROMPTLY BY EXECUTING AND RETURNING THE PROXY CARD IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE ANNUAL MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.


                                            By Order of the Board of Directors

                                            Judith Seltmann
                                            Secretary

December 27, 2001

                              AVALON CAPITAL, INC.

                                 PROXY STATEMENT

                                       FOR

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 28, 2002


This Proxy Statement is furnished by and on behalf of the Board of Directors of Avalon Capital, Inc. (the "Fund") in connection with the Fund's solicitation of voting instructions for use at the Annual Meeting of Stockholders of the Fund, or any adjournment thereof (the "Meeting") to be held on January 28, 2002 at 10:00 a.m., (E.S.T.), at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont 05254, for the purposes set forth below and in the accompanying Notice of Annual Meeting. At the Meeting, the stockholders of the Fund will be asked:

       1. To elect one (1) Director to serve until such Director's successor is elected and qualified.

       2. To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof.

       The election of the nominee for Director requires the affirmative vote of a simple majority of shares represented at the Meeting either in person or by proxy, assuming a quorum is present. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about December 27, 2001. Stockholders of the Fund whose shares of common stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Fund and employees of Hutner Capital Management, Inc. ("Hutner Capital" or the "Adviser"), without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Fund will pay the cost of holding the Meeting, including the cost of printing and mailing the Proxy Statement and Proxy Card, tabulating votes cast, and any out-of-pocket expenses incurred with respect to the Meeting.

       The Fund issues only one class of common stock ("Common Stock"). Stockholders of the Fund at the close of business on December 21, 2001 (the "Record Date") will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares of Common Stock owned as of such Record Date. Stockholders will be entitled to one (1) vote for each full share, and a partial vote for each partial share of the Fund that they own on the Record Date on each matter. As of the Record Date, there were 807,488 shares of Common Stock outstanding and entitled to vote, representing total net assets of approximately $12,898,986.68.

       A stockholder may revoke the accompanying proxy at any time prior to its use by delivering to the Secretary of the Fund a written revocation or duly executed proxy bearing a later date. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Directors of the Fund that may be presented at the Meeting.

       A majority of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Fund's business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A stockholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the Meeting of the Fund for purposes of determining a quorum, but shall not be deemed represented at the Meeting for purposes of calculating the vote with respect to such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum, but shall not be deemed represented at the Meeting for purposes of calculating the vote with respect to such matter.


                               INVESTMENT ADVISER

       Hutner Capital Management, Inc., the Adviser, is a registered investment adviser with the Securities and Exchange Commission. The Adviser was initially incorporated in the State of New York on February 7, 1995 and was reincorporated in New Jersey in 1996. Hutner Capital manages private accounts for individuals, trusts, estates, institutions and pension and profit-sharing plans totaling approximately $60 million. Hutner Capital has offices at 109 West Union Street, P.O. Box 379, Manchester Village, VT 05254. Daniel Hutner is the sole stockholder of Hutner Capital and serves as the Chairman of the Board and President. Mr. Hutner also serves as the General Partner of each of Avalon Partners, L.P. and Hutner Special Situations Fund, L.P. In addition, Mr. Hutner is the managing member of Hutner Capital Management, L.L.C., which serves as the General Partner of Hutner High Income Fund, L.P.

       Pursuant to the Advisory Agreement, Hutner Capital provides to the Fund investment management and financial advisory services, including causing the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Board of Directors. Under the terms of the Advisory Agreement, Hutner Capital supervises all aspects of the Fund's investment operations.


                               OWNERSHIP OF SHARES

       The following four (4) stockholders were known by the Fund to own of record more than five (5%) percent of the outstanding shares of the Fund as of December 21, 2001: Winifred Thomas, 138,303 shares (17.1%); Daniel Hutner, 91,107 shares (11.3%); Anne Keiser, 57,145 shares (7.1%); and William Endicott, 45,418 shares (5.6%).

       The address for Ms. Keiser, Ms. Thomas and Mr. Hutner is c/o Hutner Capital Management, Inc., 109 West Union Street, P.O. Box 379, Manchester Village, VT 05254.

              PROPOSAL 1 -TO ELECT ONE DIRECTOR TO SERVE UNTIL SUCH
                 DIRECTOR'S SUCCESSOR IS ELECTED AND QUALIFIED

       At the Meeting, one Director will be elected to serve as a Director of the Fund, to serve until SUCH Director's successor is duly elected and qualified. There are currently five Directors sitting on the Board of Directors of the Fund, having been elected since 1995. The Fund has provisions in its Articles of Incorporation (the "Articles") and By-Laws that have the effect of limiting the ability of other entities or persons to acquire control of the Fund. Section (2) of Article VI of the Articles provides that the Board of Directors is to consist of three classes of directors, Class I, Class II and Class III, one class to be elected each year. At each annual meeting of stockholders, the term of one class will expire and directors will be elected to serve in that class for three (3) years. Thus, during a three-year cycle, two directors will be elected in the first year, another two directors will be elected in the second year and one director will be elected in the third year. This provision makes it more difficult for a third party to obtain control of the Fund by delaying the replacement of a majority of the Board of Directors. A director may be removed from office only by a vote of the holders of seventy-five (75%) percent of the shares of the Fund entitled to be voted on the matter. Class I, II and III currently consist of the following Directors:

                  Class I:              William Endicott and Edward Rosen
                  Class II:             Daniel E. Hutner and Donald Smith
                  Class III:            Nancy W. Hutner


       ONLY THE DIRECTOR IN CLASS III IS HEREWITH BEING SUBMITTED TO THE STOCKHOLDERS OF THE FUND AS A NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS.

       The nominee in Class III, NANCY W. HUTNER, is currently a Director and was elected to the Board of Directors by the sole stockholder of the Fund in 1995. The nominee has consented to serve as a Director, if elected; however, should the nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote in their discretion for another person or persons who may be then nominated as Director.

       The members of the Board of Directors, including the nominee, are set forth in the following table. The table also sets forth information about each of them individually, concerning age, address, principal occupation, business experience for at least the last five (5) years, and ownership of shares in the Fund. Ms. Hutner, a nominee for Director, is an "interested person" of the Fund as defined in the Investment Company Act of 1940 ("interested Director").



                                           BOARD OF DIRECTORS OF THE FUND

--------------------------------- -------------------------------------------- -------------------------------------

                                                                               NUMBER OF SHARES BENEFICIALLY OWNED
                                        PRINCIPAL OCCUPATION AND OTHER                 AND PERCENT OF CLASS
     NAME (AGE) AND ADDRESS             BUSINESS EXPERIENCE DURING THE               AS OF DECEMBER 21, 2001
                                              PAST FIVE (5) YEARS
--------------------------------- -------------------------------------------- -------------------------------------


WILLIAM ENDICOTT (56)             Director of the Fund;  Director of the NAIC          45,418 shares (5.6%)
Bethesda, MD  20816               Growth Fund, Inc., 1995 to 1997;  Member of
                                  the  White  House  staff,   1999  to  2001;
                                  Senior   Advisor,   U.S.   Small   Business
                                  Administration,  1997 to  1999;  Democratic
                                  National  Committee,  1995  to  1997,  U.S.
                                  Olympic  Coach  1977 to 1992;  staff,  U.S.
                                  House  of  Representatives,  1970 to  1982;
                                  U.S. Marine Corps Reserve, 1973 to 1982.
--------------------------------- -------------------------------------------- -------------------------------------


EDWARD ROSEN (50)                 Director  of  the  Fund;  President,   Star          16,316 shares (2.0%)
Star Children's Dress Co.         Children's Dress Company,  Inc. since 1985;
100 West 33rd Street              Vice-President 1983 to 1985.
New York, NY  10001
--------------------------------- -------------------------------------------- -------------------------------------


*DANIEL E. HUTNER (53)            Chairman of the Board of  Directors,  Chief         91,107 shares (11.3%)
Hutner Capital Management, Inc.   Executive  Officer  and  President  of  the
109 West Union Street             Fund; President,  Hutner Capital Management
P.O. Box 379                      since February 1995;  Consultant,  National
Manchester Village, VT 05254      Association  of  Investors  Corp.  1995  to
                                  1997;   President,   Pulsifer  and  Hutner,
                                  Inc.,  1990  to  1996;   General   Partner,
                                  Avalon Partners,  L.P. since 1990;  General
                                  Partner,  Hutner  Special  Situations  Fund
                                  since  1994;   Managing  Member  of  Hutner
                                  Capital  Management,   L.LC.,  the  General
                                  Partner of Hutner  High Income  Fund,  L.P.
                                  since 2000.
--------------------------------- -------------------------------------------- -------------------------------------


*NANCY W. HUTNER** (47)           Director of the Fund;  Vice  President  and            3 shares (0.0%)
c/o Hutner Capital                Treasurer   of  the  Fund;   Administrator,
Management, Inc.                  Avalon  Partners,  L.P. 1990 to 1999;  Vice
109 West Union Street             President,  Hutner Capital  Management 1995
P.O. Box 379                      to 1999;  Consultant,  Pulsifer and Hutner,
Manchester Village, VT            Inc.  1983 to 1996;  Assistant to Director,
05254                             Development    Administration,    Princeton
                                  University, 1980 to 1983; Researcher, National
                                  Geographic Society, 1976 to 1980.
--------------------------------- -------------------------------------------- -------------------------------------




                                      -4-

--------------------------------- -------------------------------------------- -------------------------------------

                                                                               NUMBER OF SHARES BENEFICIALLY OWNED
                                        PRINCIPAL OCCUPATION AND OTHER                 AND PERCENT OF CLASS
     NAME (AGE) AND ADDRESS             BUSINESS EXPERIENCE DURING THE               AS OF DECEMBER 21, 2001
                                              PAST FIVE (5) YEARS
--------------------------------- -------------------------------------------- -------------------------------------

DONALD SMITH (58)                 Director  of the Fund;  Director of Questar          7,439 shares (0.9%)
6 North Bayard Lane               Funds,   Inc.   since  1999;   Real  Estate
Mahwah, NJ 07430                  Broker,  Gilsenan & Company  Realtors since
                                  2000.
--------------------------------- -------------------------------------------- -------------------------------------

      *  "Interested" Director

      ** Nominee for Director


       As of December 21, 2001, each of the Directors of the Fund owned the number of shares shown in the above table. The Directors and Officers as a group owned beneficially 19.9% of the Fund's outstanding shares.

       During the Fund's fiscal year ended August 31, 2001, the Board held six
(6) Board of Directors meetings and two (2) Audit Committee meetings. Each of the Directors attended at least seventy-five (75%) percent of the total meetings held during such fiscal year.

                                   COMMITTEES

       The Board has an Audit Committee which has met with Fund management to discuss, among other things, the Fund's audited financial statements for the year ended August 31, 2001. The Audit Committee has also met with the Fund's independent accountants and discussed with them certain matters required under SAS 61 including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from the Fund's independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent accountants, their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to Stockholders for the year ended August 31, 2001 and be mailed to stockholders and filed with the Securities and Exchange Commission. The Audit Committee also adopted a written charter in October of 2000, which continuance was approved in October 2001, a copy of which is attached hereto as Appendix A. The Audit Committee currently consists of all of the Independent Directors (William Endicott, Edward Rosen and Donald Smith). During 2001, the Audit Committee met twice. Each of the Independent Directors attended all of the Audit Committee meetings held. The Fund's Audit Committee will serve as the Nominating or Compensation committee to the extent necessary.


                   REMUNERATION OF BOARD MEMBERS AND OFFICERS

       The Fund pays each Director who is not an "interested person" as defined in the Investment Company Act of 1940, an annual fee of $1,000, together with such Director's actual out-of-pocket expenses related to attendance at such meetings. The Fund does not compensate "interested persons" who serve on the Board of Directors. For the year ending August 31, 2001 and thereafter, each of the Fund's independent directors will receive a director's fee of $1,000. Independent Directors will also continue to be reimbursed for any travel or other expenses incurred for such attendance. The officers of the Fund are not paid compensation by the Fund for their work as officers, and no fees are paid to interested Directors for the performance of their duties.

       For the fiscal year ended August 31, 2001, the Directors listed below received the following compensation:



                        FISCAL YEAR ENDED AUGUST 31, 2001
                               COMPENSATION TABLE

----------------------------- -------------------- -------------------- ---------------------- ---------------------

            (1)                       (2)                  (3)                   (4)                   (5)
----------------------------- -------------------- -------------------- ---------------------- ---------------------
                                                       Pension or                               Total Compensation
                                                       Retirement                               From Fund and Fund
                                                    Benefits Accrued                                 Complex
                                   Aggregate         As Part of Fund      Estimated Annual     Paid to Directors**
       Name of Person          Compensation From        Expenses            Benefits Upon
        and Position                 Fund                                    Retirement
----------------------------- -------------------- -------------------- ---------------------- ---------------------


DANIEL E. HUTNER*                    None                 None                  None                   None
Director
----------------------------- -------------------- -------------------- ---------------------- ---------------------

NANCY W. HUTNER*                     None                 None                  None                   None
Director
----------------------------- -------------------- -------------------- ---------------------- ---------------------

WILLIAM ENDICOTT                    $1,000                None                  None                  $1,000
Director
----------------------------- -------------------- -------------------- ---------------------- ---------------------

EDWARD ROSEN                        $1,000                None                  None                  $1,000
Director
----------------------------- -------------------- -------------------- ---------------------- ---------------------

DONALD SMITH                        $1,000                None                  None                  $1,000
Director
----------------------------- -------------------- -------------------- ---------------------- ---------------------

*      Interested Directors

** The Fund is the only fund in the Fund Complex. The executive officers of the Fund are: Daniel E. Hutner, Nancy W. Hutner and Judith Seltmann.



                        RECOMMENDATION AND REQUIRED VOTE

         The affirmative vote of the holders of a simple majority of the shares of the Fund represented at the meeting, assuming a quorum is present, is required to approve the election of the nominee of Class III

         THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE NOMINEE.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.


                              STOCKHOLDER PROPOSALS

         Stockholders wishing to submit proposals for inclusion in a Proxy Statement for a subsequent stockholders' meeting should send their written proposals addressed to the Secretary of the Fund at 109 West Union Street, P.O. Box 379, Manchester Village, VT 05254. Proposals must be received at a reasonable time prior to the date of a meeting of stockholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.


                             REPORTS TO STOCKHOLDERS

         The Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Fund on request. Requests for such reports should be directed to American Data Services, Inc., the Fund's Administrator, at (631) 951-0500.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         U.S. securities laws require that the Fund's stockholders owning more than 10% of outstanding shares, Directors, and officers, as well as affiliated persons of the Fund's Adviser, report their ownership of the Fund's shares and any changes in that ownership. During the calendar year ended December 31, 2000, the filing dates for these reports were met. In making this disclosure, the Fund has relied on the written representations of the persons affected and copies of their relevant findings.


         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             By Order of the Board of Directors

                                             Judith Seltmann
                                             Secretary

December 27, 2001
109 West Union Street
P.O. Box 379
Manchester Village, VT 05254

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                              AVALON CAPITAL, INC.

                                  ORGANIZATION

The members of the Audit Committee of the Board of Directors ("Directors") of Avalon Capital, Inc., a closed-end registered investment company (the "Fund") are selected by the full Board of Directors. The members of the Audit Committee shall consist of not less than three persons (except as otherwise provided below) who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund and who are "independent" within the meaning of the audit committee rules of any securities exchange on which the Fund's shares are listed for trading. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. In the event that the Fund currently has less than three members on its Audit Committee it must have three members not later than June 14, 2001.

STATEMENT OF POLICY

The Fund's Audit Committee oversees the financial reporting process for the Fund. The Fund's Board and its Audit Committee recognize that they are the stockholders' representatives, that the auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Board of Directors and the Audit Committee have the authority and responsibility to select, evaluate and, where appropriate, recommend to stockholders the selection or replacement of the outside auditors.

The Fund's Audit Committee shall monitor the process for the Fund's valuation of portfolio assets. This is key to providing stockholders and regulators adequate, meaningful information for decision making. Members of the Fund's Audit Committee must have a general understanding regarding the accounting process and the control structure in place for the Fund. Open communication with management and the independent auditors is essential.

This Charter shall be reviewed annually by the Board of the Fund.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

In order to provide reasonable flexibility, the following listed Committee responsibilities are described in broad terms:

o The Audit Committee's role is clearly one of oversight and review and not of direct management of the audit process. The Fund's Board and Audit Committee note that the outside auditors are ultimately accountable to the Board and the Audit Committee.

o The Audit Committee members are responsible for a general understanding of the Fund's accounting systems and controls.



o Committee members shall periodically evaluate the independent audit firm's performance and the costs of its services. The Audit Committee will make recommendations to the full Board of Directors regarding the selection of the independent audit firm. The Committee shall request from the independent auditors periodically a formal written statement (1) delineating all relationships between the auditors and the Fund, its investment adviser and their corporate affiliates and including disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and
       (2) certifying that, in the view of the auditors, they are independent public accountants with respect to the Fund within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee is responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors, and for recommending that the full Board take appropriate steps, if any, in response to the auditors' response to satisfy itself of the independence of the auditors.

o The Fund's Audit Committee is responsible for reviewing the scope of the audit proposed by the Fund's independent auditors.

o The Fund's Audit Committee is responsible for recording minutes of its meetings and reporting significant matters to the full Board of Directors. The Audit Committee, shall meet no less frequently than annually and receive information (as necessary) from, among others, the Fund's investment advisor or its counsel and Fund counsel, in addition to the auditors, in order to be informed about legal and accounting issues having the possibility of affecting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

o The Fund's Audit Committee is responsible for (i) reviewing and discussing with management and the auditors the Fund's audited financial statements; and (ii) discussing with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee shall confirm that the independent auditors are satisfied with the disclosure and content of the Fund's audited financial statements and shall advise the Board of Directors with respect to its recommendation as to the inclusion of the Fund's audited financial statements in its Annual Report to Stockholders.

o In reviewing the activities of the independent auditors, the Fund's Audit Committee shall consider the auditors' comments with respect to the appropriateness and adequacy of the Fund's accounting policies, procedures and principles.

o The Audit Committee should take appropriate steps to keep apprised of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

o The Fund's Audit Committee shall review and reassess the adequacy of this Charter on an annual basis.

EFFECTIVE DATE

This Audit Committee Charter shall be effective as of September 1, 2000.



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                          PROXY - AVALON CAPITAL, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

                                JANUARY 28, 2002

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned owner of Common Stock, par value $.001 per share (the "Common Stock") of Avalon Capital, Inc. (the "Fund") hereby instructs DANIEL E. HUTNER or NANCY W. HUTNER ("Proxies") to vote the shares of the Common Stock held by him or her at the Annual Meeting of Stockholders of the Fund to be held at 10:00 a.m., (E.S.T.), on January 28, 2002 at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont 05254, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

[x]    PLEASE MARK YOUR VOTES
       AS IN THIS EXAMPLE.               FOR          AGAINST         ABSTAIN

       1.  Election of  Director:        [ ]            [ ]            [ ]

       Nominee: NANCY W. HUTNER


       2.  In their discretion to act upon such other matters
           as may properly come before the Annual Meeting
           or any adjournment thereof.   [ ]            [ ]            [ ]


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ABOVE PROPOSALS.

Your proxy is important to assure a quorum at the Annual Meeting whether or not you plan to attend the Meeting in person. You may revoke this proxy at any time, and the giving of it will not effect your right to attend the Annual Meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)_________________________DATE_____________

            _________________________DATE_____________

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS. WHEN SHARES ARE HELD AS JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AUTHORIZED PERSON.





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